Exhibit 10.41


                               EXECUTIVE AGREEMENT
                               -------------------

     THIS AGREEMENT is made as of this 23rd day of July, 1997, among NATIONAL PENN BANCSHARES, INC., a Pennsylvania business corporation having its principal place of business in Boyertown, Pennsylvania ("NPB"), NATIONAL PENN BANK, a national banking association having its principal place of business in Boyertown, Pennsylvania ("Bank"), and Michael R. Reinhard, an individual residing in Kutztown, Pennsylvania ("Executive").

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS,  Executive is employed by [NPB][Bank] as a Senior Vice  President;
and

     WHEREAS, the Boards of Directors of NPB and Bank deem it advisable to provide Executive with certain additional benefits in the event of certain changes in control of NPB or Bank so that Executive will continue to attend to the business of NPB and Bank without distraction in the face of the potentially disturbing circumstances arising therefrom.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, and each intending to be legally bound, NPB, Bank and Executive agree as follows:

     I. Definitions. The following terms have the meanings specified below:

          a. "Affiliate" means any corporation which is included within a "controlled group of corporations" including NPB, as determined under Code
     Section 1563.

          b. "Base Amount" means Executive's average annualized taxable compensation for the five (5) years prior to the year in which a Change in Control occurs, determined in accordance with the provisions of Code
     Section 280G and regulations promulgated thereunder.

          c. "Cause" has the meaning set forth in Section 4 hereof.

          d. "Change in Control" means:

                    i. An acquisition by any "person" or "group" (as those terms are defined or used in Section 13(d) of the Exchange Act) of "beneficial ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of securities of NPB representing 24.99% or more of the combined voting power of NPB's securities then outstanding;



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                    ii. A merger, consolidation or other reorganization of Bank, except where the resulting entity is controlled, directly or indirectly, by NPB;

                    iii. A merger, consolidation or other reorganization of NPB, except where shareholders of NPB immediately prior to consummation of any such transaction continue to hold at least a majority of the voting power of the outstanding voting securities of the legal entity resulting from or existing after any transaction and a majority of the members of the Board of Directors of the legal entity resulting from or existing after any such transaction are former members of NPB's Board of Directors;

                    iv. A sale, exchange, transfer or other disposition of substantially all of the assets of the Employer to another entity, except to an entity controlled, directly or indirectly, by NPB;

                    v. A  sale,  exchange,  transfer  or  other  disposition  of substantially all of the assets of NPB to another entity, or a corporate division involving NPB; or

                    vi. A contested proxy  solicitation  of the  shareholders of
               NPB that results in the contesting party obtaining the ability to cast 25% or more of the votes entitled to be cast in an election of directors of NPB.

          e. "Code" means the Internal Revenue Code of 1986, as amended, and as the same may be amended from time to time.

          f. "Employer" means Bank, NPB or any Affiliate which employs Executive at any particular time.

          g. "Employment" means Executive's employment by Bank, NPB or any Affiliate at any particular time.

          h. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          i. "Salary" means the Executive's annual base salary, established either by contract or by the Board of Directors of Employer, prior to any reduction of such salary pursuant to any contribution to a tax-qualified plan under Section 401(k) of the Code.

     2. Resignation of Executive. If a Change in Control shall occur and if thereafter, at any time, there shall be:

          a. Any involuntary termination of Executive's employment (other than for Cause);

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          b. Any reduction in Executive's title,  responsibilities or authority, including such title, responsibilities or authority as such may be increased from time to time;

          c. Any reduction in Executive's Salary in effect immediately prior to a Change in Control, or any failure to provide Executive with benefits at least as favorable as those enjoyed by Executive under any of the pension, life insurance, medical, health and accident, disability or other employee plans of NPB or an Affiliate in which Executive participated immediately prior to a Change in Control, or the taking of any action that would materially reduce any of such compensation or benefits in effect at the time of the Change in Control, unless such reduction relates to a reduction applicable to all employees generally;

          d. Any reassignment of Executive beyond a thirty (30) minute commute by automobile from Boyertown, Pennsylvania; or

          e. Any requirement that Executive travel in performance of his duties on behalf of NPB or an Affiliate for a greater period of time during any year than was required of Executive during the year preceding the year in which the Change in Control occurred;

then, at the option of Executive, exercisable by Executive within one hundred eighty (180) days of the occurrence of each and every of the foregoing events, the Executive may resign from employment (or, if involuntarily terminated, give notice of intention to collect benefits hereunder) by delivering a notice in writing (the "Notice of Termination") to NPB, and the Continuing Compensation and Benefits' provisions of this Agreement shall apply.

     3. Continuing Compensation and Benefits.

          a. At the time of termination of Executive's employment in accordance with Section 2 hereof, Employer shall make a lump-sum cash payment to Executive no later than thirty (30) days following the date of such termination in an amount equal to 150% of Executive's Base Amount.

          b. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, in no event shall any payment to Executive pursuant to Subsection 3.a. above be greater than an amount equal to an amount ("X") determined pursuant to the following formula:

                           X = (2.99A - B) x (1 + C)D.

                  For purposes of the foregoing formula:

                    A = Executive's Base Amount (determined pursuant to Internal Revenue Code Section 280G(b)(3)(A)) on the date of the Change in Control;

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

                    B = The present value of all other amounts which qualify as parachute payments under Code Section 280G(b)(2)(A) or (B) (without regard to the provisions of Code
                         Section 280G(b)(2)(A)(ii)), such present value to be determined pursuant to the provisions of Code Section 280G;

                    C = 120% times 0.5 times the lowest of the semiannual applicable federal rates (determined pursuant to Code
                         Section 1274(d)) in effect on the date of the Change in Control; and

                    D = The number of whole semiannual periods plus any fraction of a semiannual period from the date of the Change in Control to the date of termination of the Executive's employment.

                    c. Executive shall not be required to mitigate the amount of any payment provided for in Subsection 3.a. by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in subsection 3.a. be reduced by any compensation earned by Executive as the result of employment by another employer or by reason of Executive's receipt of or right to receive any retirement or other benefits after the date of termination of employment or otherwise, except as otherwise provided therein.

     4. Termination for Cause. The Employer may terminate Executive's Employment for "Cause". For purposes of this Agreement, "Cause" means the occurrence of either of the following:

          a. Executive's conviction of, or plea of guilty or nolo contendere to, a felony or a crime of falsehood or involving moral turpitude; or

          b. the willful failure by Executive to substantially perform his duties to the Employer, other than a failure resulting from Executive's incapacity as a result of the Executive's disability, which willful failure results in demonstrable material injury and damage to the Employer. Notwithstanding the foregoing, Executive's Employment shall not be deemed to have been terminated for Cause if such termination took place as a result of:

                    i. questionable judgment on the part of Executive;

                    ii. any act or omission believed by Executive in good faith, to have been in or not opposed to the best interests of the Employer; or

                    iii. any act or omission in respect of which a determination could properly be made that Executive met the applicable standard of conduct prescribed for indemnification or reimbursement or payment of expenses under the By-laws of NPB or the laws of the Commonwealth of Pennsylvania, or the directors and officers' liability insurance of NPB or any Employer, in each case as in effect at the time of such act or omission.




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     If Executive's  Employment is terminated for Cause, all rights of Executive under this Agreement shall cease as of the effective date of such termination, except that Executive (i) shall be entitled to receive accrued Salary through the date of such termination and (ii) shall be entitled to receive the payments and benefits to which he is then entitled under the employee benefit plans of the Employer or any affiliate thereof as of the date of such termination.

     5. Arbitration. Any dispute or controversy arising out of or relating to this Agreement and any controversy as to a termination for Cause shall be settled exclusively by arbitration, conducted before a panel of three arbitrators, in Reading, Pennsylvania, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrators' award in any court having jurisdiction.

     6. Exclusive Benefit. Executive shall have no right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payment and the right thereto are expressly declared to be non-assignable and non-transferrable. In the event of any attempted assignment or transfer, Employer shall have no further liability hereunder.

     7. Notices. Any notice required or permitted to be given under this Agreement shall be properly given if in writing and if mailed by registered or certified mail, postage prepaid with return receipt requested, to Executive's residence in the case of any notice to Executive, or to the principal office of Bank, in the case of any notice to the Employer.

     8. Entire Agreement. This Agreement contains the entire agreement relating to the subject matter hereof and may not be modified, amended or changed orally but only by an agreement in writing, consented to in writing by NPB, and signed by the party against whom enforcement of any modification, amendment or change is sought.

     9. Benefits.

          a. This Agreement shall be binding upon and inure to the benefit of NPB and Bank and their respective successors and assigns. Each of NPB and Bank shall requires any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of NPB or Bank to expressly assume and agree to perform this Agreement in the same manner and to the same extent that NPB or Bank would be required to perform it if no such succession had taken place. Failure to obtain such assumption and agreement prior to the effectiveness of any such succession shall constitute a breach of this Agreement and the provisions of Section 2 of this Agreement shall apply. As used in this Agreement, "NPB" or "Bank" shall mean NPB or Bank as defined previously and any successor to the business and/or assets of NPB or Bank as aforesaid which assumes and agrees to perform this Agreement by operation of law or otherwise.



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          b. This  Agreement  shall be binding  upon and inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, heirs, distributees, devisees and legatees.

     10. Applicable Law. This Agreement shall be governed by and construed in accordance with the domestic internal law (but not the law of conflicts of law) of the Commonwealth of Pennsylvania.


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     11. Headings.  The headings of the sections and subsections  hereof are for convenience only and shall not control or affect the meaning or construction or limit the scope or intent of any of the sections or subsections of this Agreement.

     IN WITNESS WHEREOF, NPB and Bank have each duly caused this Agreement to be executed on its behalf by its duly authorized officers, and Executive has hereunto set his hand and seal, as of the day and year first above written.

                                           NATIONAL PENN BANCSHARES, INC.



(SEAL)                                     By:/s/Lawrence T. Jilk, Jr.
                                              ------------------------
                                               Title: President and CEO



                                           Attest:  /s/Sandra L. Spayd
                                                   -------------------
                                                    Title:Corporate Secretary


                                           NATIONAL PENN BANK



(SEAL)                                     By:/s/ Wayne R. Weidner
                                              ------------------------
                                              Title: President and CEO



                                            Attest: /s/Sandra L. Spayd
                                                   -------------------
                                                    Title:Corporate Secretary



Witness:



    7/23/97                           Michael R. Reinhard     (SEAL)
--------------------------          --------------------------
                                                                     [Executive]


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                                                                   Exhibit 10.42


                              AMENDATORY AGREEMENT
                              --------------------

     AMENDATORY AGREEMENT dated August 26, 1998, among NATIONAL PENN BANCSHARES, INC., a Pennsylvania business corporation ("NPB"), NATIONAL PENN BANK, a national banking association ("Bank"), and Michael R. Reinhard ("Executive").

                                   BACKGROUND
                                   ----------

     1. NPB, Bank and Executive entered into a certain Executive Agreement dated as of July 23, 1997 (the "Agreement").

     2. NPB, Bank and Executive desire to amend the Agreement as hereinafter set forth.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of the mutual promises contained herein, and each intending to be legally bound, NPB, Bank and Executive agree as follows:

     1. Amendment. The final paragraph of Section 2 of the Agreement captioned "Resignation of Executive" is hereby amended to delete the words "each and every of the foregoing events" and to insert in lieu thereof the words "any of the foregoing events".

     2. Ratification. As amended hereby, the Agreement is hereby ratified, confirmed and approved.

     3. Governing Law. This Amendatory Agreement shall be governed by and construed in accordance with the domestic internal law of the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendatory Agreement on the date first above written.


                                         NATIONAL PENN BANCSHARES, INC.


                                         By:  /s/Wayne R. Weidner
                                            -------------------------------
                                                Name:  Wayne R. Weidner
                                                Title: President

                                         NATIONAL PENN BANK



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                                         By: /s/Wayne R. Weidner
                                             --------------------
                                               Name:  Wayne R. Weidner
                                               Title: President and CEO

Witness:/s/Pamela K. Koeshartanto     /s/Michael R. Reinhard
        -------------------------   -------------------------------
                                                             Michael R. Reinhard




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